                                                                    Exhibit 99.4



Debtor:                                                        Case No. 98-02107
       Sun Television and Appliances, Inc.                          and 98-02109
       Sun TV and Appliances, Inc.                          Jointly Administered

                                                                           MOR-1
                                                       Accrual Basis - Unaudited


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                      For the month ending October 2, 1999

================================================================================

                                                         Document       Previously       Explanation
       Required attachments                              Attached       Submitted         Attached
       1.  Tax Receipts                                    ( )             ( )             ( N/A )

       2.  Bank Statements                                ( X )            ( )               ( )

       3.  Most recently filed                             ( )            ( X )              ( )
            Income Tax Return

       4.  Most recent Annual Financial                    ( )            ( X )              ( )
            Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/James T. Moran                                                                                     President
----------------------------------------------------------------------                         -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                                 TITLE

JAMES T. MORAN                                                                                        12/15/99
----------------------------------------------------------------------                         -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                        DATE


PREPARER:

/s/Donna M. Zianni                                                                               Assistant Controller
----------------------------------------------------------------------                         -------------------------
ORIGINAL SIGNATURE OF PREPARER                                                                          TITLE

DONNA M. ZIANNI                                                                                       12/15/99
----------------------------------------------------------------------                         -------------------------
PRINTED NAME OF PREPARER                                                                                 DATE


      All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee
 no later than the 15th day of the month following the end of the month covered by the report.

Debtor:                                                        Case No. 98-02107
       Sun Television and Appliances, Inc.                          and 98-02109
       Sun TV and Appliances, Inc.                          Jointly Administered

                                                                           MOR-1
                                                       Accrual Basis - Unaudited


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                      For the month ending October 2, 1999

================================================================================

                                                         Document       Previously       Explanation
       Required attachments                              Attached       Submitted         Attached
       1.  Tax Receipts                                    ( )             ( )             ( N/A )

       2.  Bank Statements                                ( X )            ( )               ( )

       3.  Most recently filed                             ( )            ( X )              ( )
            Income Tax Return

       4.  Most recent Annual Financial                    ( )            ( X )              ( )
            Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                                                                      President
----------------------------------------------------------------------                         -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                                 TITLE

JAMES T. MORAN
----------------------------------------------------------------------                         -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                        DATE


PREPARER:

                                                                                                 Assistant Controller
----------------------------------------------------------------------                         -------------------------
ORIGINAL SIGNATURE OF PREPARER                                                                          TITLE

DONNA M. ZIANNI
----------------------------------------------------------------------                         -------------------------
PRINTED NAME OF PREPARER                                                                                 DATE


      All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee
 no later than the 15th day of the month following the end of the month covered by the report.


Debtor:                                                                                                   Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                         and 98-02109
   Sun TV and Appliances, Inc.                                                                         Jointly Administered

                                                                                                                      MOR-2
                                                                                                  Accrual Basis - Unaudited


                                                         MONTHLY OPERATING REPORT
                                                   For the month ending October 2, 1999


                                                         COMPARATIVE BALANCE SHEET
                                                                (Unaudited)

------------------------------------------------------------------------------------------------------------------------
ASSETS                                                               Jul-99               Aug-99               Sep-99
                                                                --------------------------------------------------------
                                                                   31-Jul-99            28-Aug-99            02-Oct-99
------------------------------------------------------------------------------------------------------------------------
1. CASH                                                            16,285,623           15,917,125           15,704,174
------------------------------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE                                              1,612,922            1,608,840            1,543,475
------------------------------------------------------------------------------------------------------------------------
3. INVENTORY                                                                0                    0                    0
------------------------------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE                                                         0                    0                    0
------------------------------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES                                                   809,474              836,576              835,606
------------------------------------------------------------------------------------------------------------------------
6. OTHER (CREDIT CARD RESERVES)                                     2,461,426            2,461,426            2,461,426
------------------------------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS                                            21,169,445           20,823,967           20,544,681
------------------------------------------------------------------------------------------------------------------------
8. PROPERTY, PLANT & EQUIPMENT, net                                         0                    0                    0
------------------------------------------------------------------------------------------------------------------------
9. ASSETS HELD FOR SALE                                                27,730               27,376               26,721
------------------------------------------------------------------------------------------------------------------------
10. TOTAL PROPERTY, PLANT & EQUIP                                      27,730               27,376               26,721
------------------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS                                          0                    0                    0
------------------------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)                                               0                    0                    0
------------------------------------------------------------------------------------------------------------------------
13. OTHER (PREPAID FINANCE FEES)                                            0                    0                    0
------------------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS                                                   21,197,175           20,851,343           20,571,402
------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE & ACCRUALS                                       959,549              959,442              954,144
------------------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE                                                           0                    0                    0
------------------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE                                                           0                    0                    0
------------------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES                                                 850,405              643,757              566,170
------------------------------------------------------------------------------------------------------------------------
19. SECURED DEBT                                                            0                    0                    0
------------------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS                                            0                    0                    0
------------------------------------------------------------------------------------------------------------------------
21. OTHER - (DEFERRED REVENUE from Service Policies)                        0                    0                    0
------------------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
     LIABILITIES                                                    1,809,954            1,603,199            1,520,314
------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
23. SECURED DEBT                                                            0                    0                    0
------------------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT                                                           0                    0                    0
------------------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT                                                 57,330,346           57,317,640           57,307,078
------------------------------------------------------------------------------------------------------------------------
26. OTHER                                                                   0                    0                    0
------------------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES                                  57,330,346           57,317,640           57,307,078
------------------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES                                              59,140,300           58,920,839           58,827,392
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY                                     (1,334,175)          (1,334,175)          (1,334,175)
------------------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                             (36,608,950)         (36,735,321)         (36,921,815)
------------------------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFICIT)                                        (37,943,125)         (38,069,496)         (38,255,990)
------------------------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
     OWNERS' EQUITY                                                21,197,175           20,851,343           20,571,402
------------------------------------------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING OCTOBER 2, 1999:
 ITEM 5: Prepaids primarily consist of retainers for professional fees of $0.5 million.
 ITEM 25: Consists of Accounts Payable, Accrued Liabilities and Customer
          Refunds.


Debtor:                                                                                                   Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                         and 98-02109
   Sun TV and Appliances, Inc.                                                                         Jointly Administered

                                                                                                                      MOR-3
                                                                                                  Accrual Basis - Unaudited



                                                   MONTHLY OPERATING REPORT
                                             For the month ending October 2, 1999


                                                       INCOME STATEMENT
                                                         (Unaudited)

---------------------------------------------------------------------------------------------------------------------
REVENUES                                                            Jul-99               Aug-99              Sep-99
                                                             --------------------------------------------------------
                                                                  31-Jul-99            28-Aug-99            02-Oct-99
---------------------------------------------------------------------------------------------------------------------
1. GROSS REVENUES                                                     9,099               12,964               1,799
---------------------------------------------------------------------------------------------------------------------
2. COST OF GOODS SOLD                                                80,623                    0                   0
---------------------------------------------------------------------------------------------------------------------
3. GROSS PROFIT                                                     (71,524)              12,964               1,799
---------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
4. Payroll                                                           41,528               38,348              62,771
---------------------------------------------------------------------------------------------------------------------
5. Payroll Taxes                                                      2,418                2,171               3,467
---------------------------------------------------------------------------------------------------------------------
6. Employee Benefits                                               (108,020)                (108)                321
---------------------------------------------------------------------------------------------------------------------
7. Depreciation and Amortization                                          0                    0                   0
---------------------------------------------------------------------------------------------------------------------
8. Occupancy Costs                                                   21,112                  223               4,935
---------------------------------------------------------------------------------------------------------------------
9. Advertising                                                            0              (20,054)                  0
---------------------------------------------------------------------------------------------------------------------
10. Store Delivery                                                        0                    0              (7,678)
---------------------------------------------------------------------------------------------------------------------
11. Home Delivery                                                         0                    0                   0
---------------------------------------------------------------------------------------------------------------------
12. Financing Costs                                                       0                    0                   0
---------------------------------------------------------------------------------------------------------------------
13. Equipment Rental                                                (48,498)              21,673              18,715
---------------------------------------------------------------------------------------------------------------------
14. Outsource Services                                                1,692                1,692               2,115
---------------------------------------------------------------------------------------------------------------------
15. Taxes                                                           876,271                    0              52,000
---------------------------------------------------------------------------------------------------------------------
16. Insurance                                                        15,000               21,029               5,000
---------------------------------------------------------------------------------------------------------------------
17. Legal and Professional                                           55,342               16,759               8,541
---------------------------------------------------------------------------------------------------------------------
18. Impairment of Long-Lived Assets                                       0                    0                   0
---------------------------------------------------------------------------------------------------------------------
19. Reversal of Restructuring Charge                                      0                    0                   0
---------------------------------------------------------------------------------------------------------------------
20. Finance and other receivables write-off                               0                    0                   0
---------------------------------------------------------------------------------------------------------------------
21. Other (Attach List)                                              14,573                4,021               3,767
---------------------------------------------------------------------------------------------------------------------
22. TOTAL OPERATING EXPENSES                                        871,418               85,754             153,954
---------------------------------------------------------------------------------------------------------------------
23. OPERATING INCOME                                               (942,942)             (72,790)           (152,155)
---------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------
24. OTHER INCOME - Interest                                               0                    0                   0
---------------------------------------------------------------------------------------------------------------------
25. OTHER EXPENSES (ATTACH LIST)                                          0                    0                   0
---------------------------------------------------------------------------------------------------------------------
26. INTEREST EXPENSE                                                      0                    0                   0
---------------------------------------------------------------------------------------------------------------------
27. OTHER - Loss (gain) on sale of assets                                 0                    0                   0
---------------------------------------------------------------------------------------------------------------------
28. NET OTHER INCOME & EXPENSES                                           0                    0                   0
---------------------------------------------------------------------------------------------------------------------
29. LOSS BEFORE REORGANIZATION EXPENSES, TAXES AND
    EXTRAORDINARY ITEM                                             (942,942)             (72,790)           (152,155)
---------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------
30. PROFESSIONAL FEES                                               103,699              118,947              98,259
---------------------------------------------------------------------------------------------------------------------
31. U.S. TRUSTEE FEES                                                10,250                    0                   0
---------------------------------------------------------------------------------------------------------------------
32. INTEREST INCOME                                                 (69,447)             (65,365)            (63,920)
---------------------------------------------------------------------------------------------------------------------
33. OTHER (ATTACH LIST)                                                   0                    0                   0
---------------------------------------------------------------------------------------------------------------------
34. TOTAL REORGANIZATION EXPENSES                                    44,502               53,582              34,339
---------------------------------------------------------------------------------------------------------------------
35. INCOME TAX                                                            0                    0                   0
---------------------------------------------------------------------------------------------------------------------
36. LOSS BEFORE EXTRAORDINARY ITEM                                 (987,444)            (126,372)           (186,494)
---------------------------------------------------------------------------------------------------------------------
37. EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT OF DEBT                     0                    0                   0
---------------------------------------------------------------------------------------------------------------------
38. EXTRAORDINARY GAIN - RECOGNITION OF DEFERRED SERVICE
    POLICY REVENUE                                                        0                    0                   0
---------------------------------------------------------------------------------------------------------------------
39. EXTRAORDINARY GAIN - ABANDONMENT OF PROPERTY UNDER
    CAPITAL LEASE AND REJECTION OF RELATED LEASE OBLIGATIONS              0                    0                   0
---------------------------------------------------------------------------------------------------------------------
40. NET LOSS                                                       (987,444)            (126,372)           (186,494)
---------------------------------------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING OCTOBER 2, 1999:
 ITEM 10: Represents reversal of overaccrual of transporation costs due
 ITEM 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.

Debtor:                                                                                                          Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                                and 98-02109
   Sun TV and Appliances, Inc.                                                                                Jointly Administered

                                                                                                                             MOR-4
                                                                                                         Accrual Basis - Unaudited


                                                  MONTHLY OPERATING REPORT
                                            For the month ending October 2, 1999


-----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                  Jul-99               Aug-99              Sep-99
                                                                          ---------------------------------------------------------
DISBURSEMENTS                                                                    31-Jul-99           28-Aug-99            02-Oct-99
-----------------------------------------------------------------------------------------------------------------------------------
 1   CASH-BEGINNING OF MONTH                                                17,995,185.10        17,547,144.16       16,240,925.59
-----------------------------------------------------------------------------------------------------------------------------------
                                    RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
 2.  CASH SALES                                                                      0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                                               0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
3a.  Liquidator reimbursement for expenses paid by Sun                               0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
 4.  LOANS & ADVANCES (ATTACH LIST)                                                  0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
 5.  SALE OF ASSETS                                                                  0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
 6.  OTHER                                                                     134,525.25            25,441.69           66,333.50
-----------------------------------------------------------------------------------------------------------------------------------
 7.  TOTAL RECEIPTS                                                            134,525.25            25,441.69           66,333.50
-----------------------------------------------------------------------------------------------------------------------------------
 8.  TOTAL CASH AVAILABLE                                                   18,129,710.35        17,572,585.85       16,307,259.09
-----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT MONTH DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               31-Jul-99           28-Aug-99            02-Oct-99
-----------------------------------------------------------------------------------------------------------------------------------
           PURPOSE                                                               AMOUNT                AMOUNT               AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
9.  BANK FEES AND DEBT PAYDOWN                                                      0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
10.  ADVERTISING                                                                    0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
11.  MERCHANDISE/PARTS                                                               0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
12.  PAYROLL                                                                    43,082.47            40,763.34           53,497.15
-----------------------------------------------------------------------------------------------------------------------------------
13.  STORE / OFFICE RENT                                                       113,071.26                 0.00            8,059.52
-----------------------------------------------------------------------------------------------------------------------------------
14.  EQUIPMENT RENT                                                            198,715.37             2,958.12           32,870.79
-----------------------------------------------------------------------------------------------------------------------------------
15.  CONSTRUCTION                                                                    0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
16.  EMPLOYEE EXPENSES/UNIFORMS                                                  3,050.57             2,883.16            1,196.65
-----------------------------------------------------------------------------------------------------------------------------------
17.  FREIGHT/POSTAGE                                                                 0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
18.  GASOLINE                                                                        0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
19.  HOTEL/AIR FARE                                                                  0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
20.  INSURANCE                                                                     344.57            60,573.64              865.55
-----------------------------------------------------------------------------------------------------------------------------------
21.  WORKERS COMPENSATION                                                       18,284.11            12,638.35           10,562.14
-----------------------------------------------------------------------------------------------------------------------------------
22.  401 K                                                                      13,932.39                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
23.  MISCELLANEOUS                                                              58,499.75                 0.00            2,367.15
-----------------------------------------------------------------------------------------------------------------------------------
24.  GARNISHMENTS                                                                    0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
25.  SUPPLIES/MAINTENANCE                                                        5,446.52                 0.00              332.84
-----------------------------------------------------------------------------------------------------------------------------------
26.  CUSTOMER REFUNDS                                                                0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
27.  SECURITY                                                                        0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
28.  TAXES                                                                     876,271.22                 0.00           52,000.00
-----------------------------------------------------------------------------------------------------------------------------------
29.  TEMPORARY HELP SERVICES                                                     1,692.00             1,692.00            2,115.00
-----------------------------------------------------------------------------------------------------------------------------------
30.  UTILITIES                                                                  16,471.46               199.95              227.64
-----------------------------------------------------------------------------------------------------------------------------------
31.  WASTE REMOVAL                                                                 140.00                 0.00              905.00
-----------------------------------------------------------------------------------------------------------------------------------
32.  CONSULTING                                                                 15,360.00            16,136.00            4,160.00
-----------------------------------------------------------------------------------------------------------------------------------
33.  THIRD PARTY SERVICERS                                                           0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
34.  PETTY CASH                                                                      0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
35.  REBATES                                                                         0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
36.  WARRANTY SERVICER                                                          80,623.20                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
37.  Reimbursement to liquidators for sales at closing stores                        0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
38.  U.S. TRUSTEE FEES                                                          10,250.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
39.  PROFESSIONAL FEES                                                         184,898.95           324,839.13          165,845.97
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
40.  TOTAL DISBURSEMENTS                                                     1,640,133.84           462,683.69          335,005.40
-----------------------------------------------------------------------------------------------------------------------------------
41.  END OF MONTH BALANCE                                                   17,547,144.16        16,240,925.59       15,936,759.32
-----------------------------------------------------------------------------------------------------------------------------------


ITEMS 1 & 41: Beginning and Ending Cash balances reflect balances per bank statements.

ITEM 6:       Consists of various miscellaneous corporate deposits and interest

ITEMS 9 - 40: Disbursements reflect wire and/or ACH transfers and checks written during the period August 29, 1999 through October 2, 1999


Debtor:                                                                                                          Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                                and 98-02109
   Sun TV and Appliances, Inc.                                                                                Jointly Administered

                                                                                                                             MOR-5
                                                                                                         Accrual Basis - Unaudited



                                                   MONTHLY OPERATING REPORT
                                             For the month ending October 2, 1999

-----------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------------------------------------------
                                   0 - 30 days old                                                                       0.00
                                   -------------------------------------------------------------------------------------------
                                   31 - 60 days old                                                                      0.00
                                   -------------------------------------------------------------------------------------------
                                   61 - 90 days old                                                                      0.00
                                   -------------------------------------------------------------------------------------------
                                   91+ days old                                                                  2,164,661.33
                                   -------------------------------------------------------------------------------------------
                                   TOTAL ACCOUNTS RECEIVABLE                                                     2,164,661.33
                                   -------------------------------------------------------------------------------------------
                                   AMOUNTS CONSIDERED UNCOLLECTIBLE                                               (920,682.19)
                                   -------------------------------------------------------------------------------------------
                                   ACCOUNTS RECEIVABLE (NET)                                                     1,243,979.14
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES
------------------------------------------------------------------------------------------------------------------------------
                                            0-30                31-60             61-90          91+
                                            DAYS                DAYS              DAYS           DAYS             TOTAL
------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE (A)                        562,814.00          2,500.00          5,000.00       950,000.00      1,520,314.00
------------------------------------------------------------------------------------------------------------------------------

 Note A: Sun's Accounts Payable system does not age the A/P; above aging represents estimate based on review of the accounts payable detail.

--------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES

================================================================================================================================
                                                 BEGINNING       WITHHELD                             ENDING
                                                    TAX           AND/OR            AMOUNT             TAX         DELINQUENT
                                                 LIABILITY       ACCRUED             PAID           LIABILITY         TAXES
================================================================================================================================

FEDERAL
--------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING**                                       0.00         10,023.32         10,023.32             0.00
--------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**                                     0.00          2,444.98          2,444.98             0.00
--------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**                                     0.00          2,445.00          2,445.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                        0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME                                              0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                 0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                                 0.00         14,913.30         14,913.30             0.00              0.00
--------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING                                         0.00          3,461.27          3,461.27             0.00
--------------------------------------------------------------------------------------------------------------------------------
SALES AND USE                                       0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
EXCISE                                              0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
MERCANTILE                                          0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                        0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                       0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY                                   0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA OCCUPATIONAL                           0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK DISABILITY                                 0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                 0.00              0.00              0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL                               0.00          3,461.27          3,461.27             0.00              0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                         0.00         18,374.57         18,374.57             0.00              0.00
--------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.



Debtor:                                                                                                          Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                                and 98-02109
   Sun TV and Appliances, Inc.                                                                                Jointly Administered

                                                                                                                             MOR-6
                                                                                                         Accrual Basis - Unaudited


                            MONTHLY OPERATING REPORT
                      For the month ending October 2, 1999


THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH
BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS
ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES
OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS
SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER.
ATTACH ADDITIONAL SHEETS IF NECESSARY.


-------------------------------------------------------------
BANK RECONCILIATION
                                                                   ACCOUNT #1       ACCOUNT #2     ACCOUNT #3
-----------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                                        See note below
                                                             -------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                                    TOTAL
                                                             -------------------------------------------------------
C.  PURPOSE (TYPE):
-----------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
-----------------------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
-----------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
-----------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
-----------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------------

Note: Bank Reconciliations for September 1999 and a summary of the activity in each account are included with this MOR. See MOR-6 supporting schedules.


-------------------------------------------------
INVESTMENT ACCOUNTS

-------------------------------------------------------------------------------------------------------------------------------
                                                 DATE OF                TYPE OF               PURCHASE              CURRENT
BANK ACCOUNT NAME & NUMBER                       PURCHASE              INSTRUMENT               PRICE                VALUE
-------------------------------------------------------------------------------------------------------------------------------
7. NatCity Investments - 509394078                      12/31/98 Govt Money Market           1,242,898.49         1,242,898.49
-------------------------------------------------------------------------------------------------------------------------------
8. NatCity Investments - 509394035                      12/31/98 Govt Money Market          14,585,194.49        14,585,194.49
-------------------------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                       15,828,092.98        15,828,092.98
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND - per the Company's
    Bank Statements                                                                                                 108,666.34
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of
    lines 5, 11, & 12)                                                                                           15,936,759.32
-------------------------------------------------------------------------------------------------------------------------------


Debtor:                                                                                                          Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                                and 98-02109
   Sun TV and Appliances, Inc.                                                                                Jointly Administered

                                                                                                                             MOR-7
                                                                                                         Accrual Basis - Unaudited


                                                        MONTHLY OPERATING REPORT
                                                  For the month ending October 2, 1999


--------------------------------------------------------------------------------------------------------------------------------
                                                 PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------------------------------
                                             INSIDERS
---------------------------------------------------------------------------------------------------------------------  CUMULATIVE
                                                                                      TYPE OF           AMOUNT           UNPAID
                   NAME                                      POSITION                 PAYMENT            PAID            BALANCE
---------------------------------------------------------------------------------------------------------------------------------
1. BETH SAVAGE                                    CFO, Treasurer & Secretary          salary          $21,538.48         $0.00
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       bonus               $0.00
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     expenses              $0.00
---------------------------------------------------------------------------------------------------------------------------------
2. JAMES MORAN                                    President                          expenses            $958.74
---------------------------------------------------------------------------------------------------------------------------------
3. TOTAL PAYMENTS TO INSIDERS                                                                         $22,497.22         $0.00
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------------
                                                     TYPE           DATE OF COURT
                                                      OF          ORDER AUTHORIZING    AMOUNT        AMOUNT       TOTAL PAID
                   NAME                          PROFESSIONAL          PAYMENT        APPROVED        PAID          TO DATE
--------------------------------------------------------------------------------------------------------------------------------
1. Kirkland & Ellis                                Attorney            09/16/98             0.00          0.00       402,044.85
--------------------------------------------------------------------------------------------------------------------------------
2. Business Regeneration Services                 Accountant           09/16/98        16,689.20     16,689.20       952,363.07
--------------------------------------------------------------------------------------------------------------------------------
3. KPMG Peat Marwick LLP                          Accountant           09/16/98             0.00          0.00       101,451.40
--------------------------------------------------------------------------------------------------------------------------------
4. Otterbourg, Steindler, Houston &                Attorney            09/16/98         3,337.03      3,337.03       498,139.24
--------------------------------------------------------------------------------------------------------------------------------
5. Porter, Wright, Morris & Arthur                 Attorney            09/16/98         2,710.11      2,710.11       119,714.70
--------------------------------------------------------------------------------------------------------------------------------
6. Young, Conaway, Stargatt &                      Attorney            09/16/98             0.00          0.00       208,946.91
--------------------------------------------------------------------------------------------------------------------------------
7. Donlin, Recano & Company, Inc.             Claims Consultant        09/16/98        13,963.04     13,963.04       579,208.16
--------------------------------------------------------------------------------------------------------------------------------
8. Ernst & Young LLP                              Accountant           09/16/98         1,437.60      1,437.60       425,582.80
--------------------------------------------------------------------------------------------------------------------------------
9. D.G. Hart Associates, Inc.                     Consultant           11/10/98             0.00          0.00       120,763.67
--------------------------------------------------------------------------------------------------------------------------------
10. Pepper Hamilton LLP                            Attorney            11/05/98         1,200.53      1,200.53        22,278.45
--------------------------------------------------------------------------------------------------------------------------------
11. Milbank, Tweed, Hadley & McCloy                Attorney            11/23/98       126,508.46    126,508.46     1,175,266.95
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
12. TOTAL PAYMENTS TO PROFESSIONALS                                                   165,845.97    165,845.97     4,605,760.20
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULED                 AMOUNTS
                                                              MONTHLY                   PAID                         TOTAL
                                                              PAYMENTS                 DURING                        UNPAID
NAME OF CREDITOR                                                DUE                     MONTH                     POSTPETITION
-------------------------------------------------------------------------------------------------------------------------------
1.  BankBoston Retail Finance, Inc. Term Loan      Interest due the first day of          0.00                     None
-------------------------------------------------------------------------------------------------------------------------------
2.                                                    each month
-------------------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------------------
6.  TOTAL                                                                                 0.00
-------------------------------------------------------------------------------------------------------------------------------



Debtor:                                                                                                          Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                                and 98-02109
   Sun TV and Appliances, Inc.                                                                                Jointly Administered

                                                                                                                             MOR-8
                                                                                                         Accrual Basis - Unaudited


                                               MONTHLY OPERATING REPORT
                                         For the month ending October 2, 1999


--------------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                             YES           NO

--------------------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
     THIS REPORTING PERIOD?                                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
     ACCOUNT?                                                                                                           X
--------------------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                              X
--------------------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                                       X
--------------------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                             X
--------------------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                        X
--------------------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                    X
--------------------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                          X
--------------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                          X
--------------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                   X
--------------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                     X
--------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #2 - In accordance with a first day motion approved by the Bankruptcy
Court, Sun Television's existing pre-petition
--------------------------------------------------------------------------------------------------------------------------------
              bank accounts are Debtor-in-Possession bank accounts.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                                 YES           NO
--------------------------------------------------------------------------------------------------------------------------------
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                               X
--------------------------------------------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                 X
--------------------------------------------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.                                                                         X
--------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during
--------------------------------------------------------------------------------------------------------------------------------
fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a
Pre-petition debt.
--------------------------------------------------------------------------------------------------------------------------
                                                        INSURANCE POLICIES
-------------------------------------------------------------------------------------------------------------------
                  TYPE OF                                                                                    PAYMENT AMOUNT
                  POLICY                            CARRIER                   PERIOD COVERED                   & FREQUENCY
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Commercial Property & Casualty        C N A                              10/1/98 through 9/30/99         - $287,100 paid 10/1/98
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability        Genesis Insurance Co.              7/21/99 through 7/21/00         - $60,000 paid in full
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           8/13/99
--------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                  Various State Funds              11/19/98 through final store      - $113,740 paid 11/13/98
--------------------------------------------------------------------------------------------------------------------------------
                                                                    closing date in various states (A)
--------------------------------------------------------------------------------------------------------------------------------

     Note A: Sun applied for state fund coverage in Pennsylvania, Indiana, Virginia, New York and Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November 8, 1998. Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio. Final audits have been completed for Pennsylvania, Indiana, Virginia, New York and Kentucky, and the accounts have been closed.


Debtor:                                                                                                          Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                                and 98-02109
   Sun TV and Appliances, Inc.                                                                                Jointly Administered

                                                                                                                             MOR-9
                                                                                                         Accrual Basis - Unaudited



                                                MONTHLY OPERATING REPORT
                                          For the month ending October 2, 1999


----------------------------------------------------------------------------------------------------------------------------
                                                                    PERSONNEL

----------------------------------------------------------------------------------------------------------------------------
                                                                            FULL TIME      PART TIME          TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                            12             0               12
----------------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                  0             0                0
----------------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                (1)            0               (1)
----------------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                       11             0               11
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  CHANGE OF ADDRESS

----------------------------------------------------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE: _______N/A______________

NEW ADDRESS: ___________________N/A________________________

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                    SEPTEMBER 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4


                       SUMMARY OF BANK STATEMENT ACTIVITY

DEBTOR:                                     MOR-4 SUPPORTING SCHEDULE            CASE NO. 88-02107
SUN TELEVISION AND APPLIANCES, INC.                                                   AND 98-02109
SUN TV AND APPLIANCES, INC.                                                   JOINTLY ADMINISTERED



 BANK                                                       BANKBOSTON            NATIONAL CITY     NATIONAL CITY    NATIONAL CITY

 ACCOUNT NAME                                               BRF, INC. FOR
                                                            PROCEEDS FROM                           WORKERS
                                                            SUN TV & APPLIANCES   CONCENTRATION     COMPENSATION     PAYROLL

 ACCOUNT NUMBER                                             804-81979             394035037         3941035053       394035045
-----------------------------------------------------------------------------------------------------------------------------------


 BALANCE 8/28/99                                                     1,174.86        86,431.70        20,109.51        32,025.11


 MISCELLANEOUS CORPORATE DEPOSITS                                                     2,413.87
 TRANSFERS FROM SMALL BANKS                                                                  -
 CREDIT CARD DEPOSITS, NET                                                  -
 TRANSFERS TO/FROM BANKBOSTON A/C 898-28038                                 -                -
 WIRE TSF TO SUN TV CONCENTRATION ACCOUNT                                   -                -
 WIRE TSF TO VENDORS                                                                (52,000.00)
 WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES                             (62,045.43)       10,562.14        51,483.29
 WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND                                        400,000.00
 CHECKS PAID                                                                       (315,999.89)      (13,781.94)      (10,057.26)
 WIRES OUT - DIRECT DEP. & P/R TAX                                                                                    (44,020.93)
 NSF CHECKS                                                                                  -
 BANK/CREDIT CARD FEES                                                      -                -


                                                           ========================================================================
 BALANCE 10/2/99                                                     1,174.86        58,800.25        16,889.71        29,430.21
                                                           ========================================================================



 Beginning of month balance - all accounts                         142,117.61
                                                           ===================


 End of month balance - all accounts                               108,666.34
                                                           ===================




 BANK                                                       NATIONAL CITY   THE OHIO BANK

 ACCOUNT NAME
                                                            PROFESSIONAL    STORE
                                                            FEES            DEPOSITS

 ACCOUNT NUMBER                                             394078205       7067480
--------------------------------------------------------------------------------------------


 BALANCE 8/28/99                                               1,000.00            1,376.43


 MISCELLANEOUS CORPORATE DEPOSITS
 TRANSFERS FROM SMALL BANKS
 CREDIT CARD DEPOSITS, NET
 TRANSFERS TO/FROM BANKBOSTON A/C 898-28038
 WIRE TSF TO SUN TV CONCENTRATION ACCOUNT
 WIRE TSF TO VENDORS
 WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES
 WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND
 CHECKS PAID
 WIRES OUT - DIRECT DEP. & P/R TAX
 NSF CHECKS
 BANK/CREDIT CARD FEES                                                                (5.12)


                                                           =================================
 BALANCE 10/2/99                                               1,000.00            1,371.31
                                                           =================================


                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                    SEPTEMBER 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4


                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      FOR THE MONTH ENDING OCTOBER 2, 1999
          (Covering the period August 29, 1999 through October 2, 1999)

                            MOR-4 SUPPORTING SCHEDULE

                 SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD




         Type             Date                      Vendor                          Amount             ACH/Wire
         ----             ----                      ------                          ------             --------

       Payroll           9/9/99    ADP                                              20,336.38             ACH
       Payroll           9/23/99   ADP                                              31,146.91             ACH
                                                                            -----------------------
                                                              Total Payroll         51,483.29
                                                                            -----------------------

     Workers Comp        9/9/99    M&N Risk Management                               3,355.61             ACH
     Workers Comp        9/23/99   M&N Risk Management                               7,206.53             ACH
                                                                            -----------------------
                                                 Total Workers Compensation         10,562.14
                                                                            -----------------------

    Corporate Tax        9/29/99   Treasurer of State of Ohio                       52,000.00             Wire
                                                                            -----------------------
                                                        Total Corporate Tax         52,000.00
                                                                            -----------------------

                       TOTAL WIRE AND ACH TRANSFERS                              $ 114,045.43
                                                                            =======================


                                                                          1 of 1

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                    SEPTEMBER 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-4


                        DETAIL LISTING OF CHECKS WRITTEN

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                           MOR-4 SUPPORTING SCHEDULE
          POST-PETITION CHECKS FOR THE PERIOD 8/29/99 THROUGH 10/2/99
                  (Associate payroll checks are not included)


--------------------------
       Check Date
--------------------------
YEAR    MON    DAY      CHECK# PAYEE                                                 TYPE                        AMOUNT
-------------------------------------------------------------------------------------------------------------------------
99       9      20      713853 MAPSYS INC                                         Consulting                      560.00
99       9      20      713852 MELROSE CONSULTING                                 Consulting                    3,600.00
-------------------------------------------------------------------------------------------------------------------------
                                                   Consulting                                                   4,160.00
-------------------------------------------------------------------------------------------------------------------------
99       9       2      713828 MILLER'S TOTAL CLEANING PLUS                     Contract Labor                    423.00
99       9       9      713831 MILLER'S TOTAL CLEANING PLUS                     Contract Labor                    423.00
99       9      16      713842 MILLER'S TOTAL CLEANING PLUS                     Contract Labor                    423.00
99       9      23      713857 MILLER'S TOTAL CLEANING PLUS                     Contract Labor                    423.00
99       9      30      713870 MILLER'S TOTAL CLEANING PLUS                     Contract Labor                    423.00
-------------------------------------------------------------------------------------------------------------------------
                                                 Contract Labor                                                 2,115.00
-------------------------------------------------------------------------------------------------------------------------
99       9      27      713863 JAMES MORAN                                     Employee Expense                   958.74
99       9      30      713872 PATTY BALL                                      Employee Expense                   237.91
-------------------------------------------------------------------------------------------------------------------------
                                                Employee Expense                                                1,196.65
-------------------------------------------------------------------------------------------------------------------------
99       8      30      713822 AMERITECH CREDIT CORPORATION                    Equipment Rental                18,715.37
99       9      30      713871 STAR LEASING CO                                 Equipment Rental                14,155.42
-------------------------------------------------------------------------------------------------------------------------
                                                Equipment Rental                                               32,870.79
-------------------------------------------------------------------------------------------------------------------------
99       9      24      713861 FORTIS INSURANCE CO.                               Insurance                       865.55
-------------------------------------------------------------------------------------------------------------------------
                                                    Insurance                                                     865.55
-------------------------------------------------------------------------------------------------------------------------
99       9      17      713844 IBM                                               Maintenance                      241.95
-------------------------------------------------------------------------------------------------------------------------
                                                   Maintenance                                                    241.95
-------------------------------------------------------------------------------------------------------------------------
99       9       9      713832 BOWNE OF CLEVELAND INC                           Miscellaneous                   1,952.15
99       9      20      713847 PAUL BAUER                                       Miscellaneous                     415.00
-------------------------------------------------------------------------------------------------------------------------
                                                  Miscellaneous                                                 2,367.15
-------------------------------------------------------------------------------------------------------------------------
99       8      31      713825 AUTOMATIC DATA PROCESSING                           Payroll                        829.03
99       9      15      713839 AUTOMATIC DATA PROCESSING                           Payroll                        302.03
99       9      20      713846 AUTOMATIC DATA PROCESSING                           Payroll                         36.70
99       9      29      713867 AUTOMATIC DATA PROCESSING                           Payroll                        846.10
-------------------------------------------------------------------------------------------------------------------------
                                                     Payroll                                                    2,013.86
-------------------------------------------------------------------------------------------------------------------------
99       9      15      713840 BUSINESS REGENERATION SERVICES                    Professional                  16,689.20
99       9      20      713849 DONLIN RECANO & COMPANY, INC                      Professional                  13,963.04
99       9      20      713850 ERNST & YOUNG LLP                                 Professional                   1,437.60
99       8      31      713826 MILBANK TWEED HADLEY & MCCLOY                     Professional                  78,019.38
99       9      30      713873 MILBANK TWEED HADLEY & MCCLOY                     Professional                  48,489.08
99       9      20      713848 OTTERBOURG STEINDLER HOUSTON &                    Professional                   3,337.03
99       9      20      713851 PEPPER HAMILTON LLP                               Professional                     737.83
99       9      28      713865 PEPPER HAMILTON LLP                               Professional                     462.70
99       9      20      713854 PORTER WRIGHT MORRIS & ARTHUR                     Professional                   2,710.11
-------------------------------------------------------------------------------------------------------------------------
                                                  Professional                                                165,845.97
-------------------------------------------------------------------------------------------------------------------------
99       8      30      713823 DUKE REALTY LIMITED PARTNERSHIP                       Rent                       4,029.76
99       9      29      713868 DUKE REALTY LIMITED PARTNERSHIP                       Rent                       4,029.76
-------------------------------------------------------------------------------------------------------------------------
                                                      Rent                                                      8,059.52
-------------------------------------------------------------------------------------------------------------------------
99       9      10      713835 ENDLESS COMPUTER SUPPLY                             Supplies                        90.89
-------------------------------------------------------------------------------------------------------------------------
                                                    Supplies                                                       90.89
-------------------------------------------------------------------------------------------------------------------------
99       9       9      713833 MCGLONE INC                                      Trash Removal                     345.00
99       9      13      713837 MCGLONE INC                                      Trash Removal                     140.00
99       9      20      713855 MCGLONE INC                                      Trash Removal                     140.00
99       9      23      713858 MCGLONE INC                                      Trash Removal                     140.00
99      10       1      713876 MCGLONE INC                                      Trash Removal                     140.00
-------------------------------------------------------------------------------------------------------------------------
                                                  Trash Removal                                                   905.00
-------------------------------------------------------------------------------------------------------------------------
99       9      24      713860 AMERITECH                                          Utilities                        27.69
99       9       9      713830 JADE INC                                           Utilities                       199.95
-------------------------------------------------------------------------------------------------------------------------
                                                    Utilities                                                     227.64
-------------------------------------------------------------------------------------------------------------------------

                                                                          TOTAL POST-PETITION CHECKS          220,959.97
                                                                                                              ==========

                                                                          1 of 1

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                    SEPTEMBER 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-5


                                 PAYROLL TAXES


                                             SUN TELEVISION AND APPLIANCES, INC.
                                                 SUN TV AND APPLIANCES, INC.
                                                   (Debtors-in-Possession)
                                                 Case No. 98-2107 and 98-2109
                                                  MOR-5 SUPPORTING SCHEDULE

                                       PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                                             For the month ending October 2, 1999


                    Deposit                 Federal                Employee                Employer
                      Date                 Income Tax              FICA Tax                FICA Tax                Totals
                -----------------       -----------------      -----------------       -----------------      -----------------

                       14-Sep-99               $3,426.33              $1,104.19               $1,104.20              $5,634.72

                       28-Sep-99               $6,596.99              $1,340.79               $1,340.80              $9,278.58

                                        -----------------      -----------------       -----------------      -----------------

                                              $10,023.32              $2,444.98               $2,445.00             $14,913.30
                                        =================      =================       =================      =================

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                    SEPTEMBER 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-6


                              BANK RECONCILIATIONS



DEBTOR                                                 MOR-6 SUPPORTING SCHEDULE                                CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                SEPTEMBER BANK RECONCILIATIONS                                  AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                                                JOINTLY ADMINISTERED


A. BANK:                                          THE OHIO BANK           BANKBOSTON          NATIONAL CITY       NATIONAL CITY
B. ACCOUNT NUMBER:                                   7067480               804-81979             394035037         3941035053
C. PURPOSE (TYPE):                                STORE DEPOSITS        BBRF PROCEEDS         CONCENTRATION       WORKERS COMP

1. BALANCE PER BANK STATEMENT                             1,371.31              1,174.86             58,800.25          16,889.71
2. ADD: TOTAL DEPOSITS NOT CREDITED                              -                     -             16,729.20           8,268.39
3. ADD: OUTSTANDING WIRE TRANSFERS                               -                     -                     -                  -
4. SUBTRACT: OUTSTANDING CHECKS                      N/A                   N/A                     (228,536.02)         (6,083.29)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                          -                     -                     -                  -
6. OTHER RECONCILING ITEMS                                       -                     -                585.87                  -
7. ADJUSTED BANK BALANCE                                  1,371.31              1,174.86           (152,420.70)         19,074.81

8. MONTH END BALANCE PER BOOKS                            1,371.31                     -           (148,129.11)         22,626.92
9. LESS: NSF CHECKS                                              -                     -                     -                  -
10. LESS: BANK/CREDIT CARD FEES                                  -                     -                     -                  -
11. ADD/(LESS): DEPOSIT DIFFERENCES                              -                     -                     -                  -
12. OTHER RECONCILING ITEMS (ATTACH LIST)                        -              1,174.86             (4,291.59)         (3,552.11)
13. ADJUSTED BALANCE PER BOOKS                            1,371.31              1,174.86           (152,420.70)         19,074.81

14. NUMBER OF LAST CHECK WRITTEN                     N/A                   N/A                 #713876             #7598

                                                                          1 of 2



DEBTOR                                                 MOR-6 SUPPORTING SCHEDULE                                CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                SEPTEMBER BANK RECONCILIATIONS                                  AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                                                JOINTLY ADMINISTERED


A. BANK:                                                 NATIONAL CITY            NATIONAL CITY
B. ACCOUNT NUMBER:                                          394078205                394035045
C. PURPOSE (TYPE):                                         PROF. FEES                PAYROLL

1. BALANCE PER BANK STATEMENT                                    1,000.00                29,430.21
2. ADD: TOTAL DEPOSITS NOT CREDITED                                     -                        -
3. ADD: OUTSTANDING WIRE TRANSFERS                                      -                        -
4. SUBTRACT: OUTSTANDING CHECKS                                         -               (21,980.90)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                                 -                        -
6. OTHER RECONCILING ITEMS                                              -                        -
7. ADJUSTED BANK BALANCE                                         1,000.00                 7,449.31

8. MONTH END BALANCE PER BOOKS                                   1,000.00                (2,187.76)
9. LESS: NSF CHECKS                                                     -                        -
10. LESS: BANK/CREDIT CARD FEES                                         -                        -
11. ADD/(LESS): DEPOSIT DIFFERENCES                                     -                        -
12. OTHER RECONCILING ITEMS (ATTACH LIST)                               -                 9,637.07
13. ADJUSTED BALANCE PER BOOKS                                   1,000.00                 7,449.31

14. NUMBER OF LAST CHECK WRITTEN                            N/A                       #


                                                                          2 of 2

DEBTOR                                                       CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                             AND 98-02109
  SUN TV AND APPLIANCES, INC.                             JOINTLY ADMINISTERED

                            MOR-6 SUPPORTING SCHEDULE
                         SEPTEMBER BANK RECONCILIATIONS
                            OTHER RECONCILING ITEMS

OTHER RECONCILING ITEMS:

    BANKBOSTON
    804-81979
    BBRF PROCEEDS

         Other reconciling items - Book
                                                            -------------
              Credit card adjustments                           1,174.86
                                                            =============


    NATIONAL CITY
    394035037
    CONCENTRATION

         Other reconciling items - Bank
                                                            -------------
              Checks shown as outstanding, should be void         585.87
                                                            =============

         Other reconciling items - Book
              Check void on G/L, paid by bank                  (4,438.84)
              Check stopped on bank, not void on G/L              147.25
                                                            -------------

                                                               (4,291.59)
                                                            =============


    NATIONAL CITY
    3941035053
    WORKERS COMP

         Checks not booked                                     (3,552.11)
                                                            -------------

                                                               (3,552.11)
                                                            =============


    NATIONAL CITY
    394035045
    PAYROLL

         Payroll transfer booked, not made until 10/7/99        9,679.27
         Miscellaneous reconciling items                          (42.20)
                                                            -------------

                                                                9,637.07
                                                            =============

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